SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                                 --------------
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

              Date of Report (Date of Earliest Event) May 11, 2002


                         GENESIS TECHNOLOGY GROUP, INC.
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)


 Florida                             333-86347            65-1130026
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(State or Other                    (Commission         (I.R.S. Employer
 Jurisdiction of                    File Number)         Identification
     Incorporation)                                                No.)


           Clematis Street, Suite 3124, West Palm Beach, Florida 33401
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               (Address of Principal Executive Offices)      (Zip Code)


                                  561-835-6600
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              (Registrant's Telephone Number, Including Area Code)





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ITEM 4.                CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            Feldman Sherb & Co., P.C., a professional corporation of certified public accountants ("Feldman") was the independent accounting firm for Genesis Technology Group, Inc., a Florida corporation (the "Company"), for the nine months ended September 30, 2001 and the fiscal year ended December 31, 2000 and the seven month ten day period ended May 10, 2002. The report of Feldman on the 2001 and 2000 consolidated financial statements of Registrant contained no adverse opinion, disclaimer of opinion or modification of the opinion.

            Feldman was merged into Grassi & Co., CPAs, P.C., ("Grassi") and the principal accountants who had been responsible for the Company's audit during the nine months ended September 30, 2001 and the fiscal year ended December 31, 2000 left and started their own firm called Sherb & Co., LLP ("Sherb"). As a result, on May 11, 2002, the Company dismissed Grassi and selected Sherb to serve as independent public accountants for the fiscal year 2002.

            During the year ended December 31, 2000,nine months ended September 30, 2001, and through May 10, 2002, Registrant has not consulted with Sherb regarding the application of accounting principles to a specific or contemplated transaction. Neither the Company nor anyone on its behalf consulted with Sherb regarding the type of audit opinion that might be rendered on the Company's financial statements or any matter that was the subject of a disagreement or event as defined at Item 304(a)(2) of Regulation S-B.

            The decision to change accountants was recommended and approved by the board of directors of the Company. During the period from January 1, 1999 to May 10, 2002, and through the date of this report, there were no disagreements with Grassi on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Feldman, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Company's financial statements as described on Item 304(a)(1)(iv)(A). In addition, there were no such events as described under Item 304(a)(1)(iv)(B) of Regulation S-B during such periods.

            On October 29, 2002, the Company has provided Grassi, with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation S-B, and has requested that Grassi provide its response letter, addressed to the United States Securities and Exchange Commission, pursuant to Item 304(a)(3) of Regulation S-B, stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of Grassi's letter is attached as an exhibit to this Current Report on Form 8-K.


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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

c.          Exhibits:

            Exhibit
            Number         Description

            16             Letter of Grassi & Co. CPAs, P.C.
                          (Formerly Feldman Sherb & Co., P.C.)



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GENESIS TECHNOLOGY CORP

Date: October  29, 2002   By: Gary L. Wolfson
                              ---------------------
                              Chief Executive Officer, as
                              Registrant's duly authorized officer